SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 15, 2014

LIBERTY INTERACTIVE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-33982	84-1288730
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Blvd.
Englewood, Colorado 80112
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (720) 875-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
On August 15, 2014, Liberty Interactive Corporation (the “Issuer”) effected a change in attribution of (a) its subsidiary, BuySeasons, Inc., from the Liberty Interactive tracking stock group to the Liberty Ventures tracking stock group and (b) $25,000,000 in cash from the Liberty Ventures tracking stock group to the Liberty Interactive tracking stock group.  This change in attribution was effected in preparation for the Issuer’s previously announced spin-off of all of the capital stock of Liberty TripAdvisor Holdings, Inc., which is anticipated to occur on August 27, 2014, subject to the satisfaction or waiver of all conditions.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 18, 2014

LIBERTY INTERACTIVE CORPORATION

By:     /s/ Craig Troyer
Name: Craig Troyer
Title: Vice President and Deputy General Counsel